Performance Commentary | 4th Quarter 2019

Chang Suh, CFA, CEO/Co- Chief Portfolio Manager

Michael Cook, CFA, FRM, Co- Chief Portfolio Manager

January 22, 2020

Summary

●	For the calendar year, the AFL-CIO Housing Investment Trust (HIT or Trust) continued to deliver competitive risk-adjusted returns relative to its benchmark, the Bloomberg Barclays Aggregate Bond Index (Barclays Aggregate) returning 8.15% gross total return for 2019 compared to 8.72% for the benchmark. On a credit-adjusted basis, the portfolio’s return exceeded the AAA component of the Barclays Aggregate by 148 basis points (bps) on a gross basis, 111 bps on a net basis, for the same period.
●	For the quarter ended December 31, 2019, the HIT returned -0.34% on a gross basis and -0.43% on a net basis, compared to 0.18% for the benchmark, underperforming by 52 and 61 bps, respectively. Factors influencing the underperformance were corporate bond outperformance and swap spreads widening.
●	Highlights from the quarter include the HIT committing $240.5 million to finance seven construction-related investments. Two of the investments were new financing structures for the HIT. One of these commitments involved a direct construction loan utilizing a participation structure, the largest direct construction loan originated in HIT history. Collectively, these investments are expected to contribute value to the portfolio while building 1,505 housing units, of which 437 will be affordable or workforce housing units.
●	Domestic risk-based assets in equities and corporate bonds closed the year at record valuation levels. Interest rates climbed on the long end of the curve with short maturity rates falling as the Fed signaled accommodative monetary policy combined with balance sheet expansion forecasted to continue for a longer period. The yield curve slope steepened as a result signaling positive investor sentiment and growth momentum in economic output.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended December 31, 2019 was 7.78%, 3.65%, 2.80% and 3.57%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.

4th Quarter Performance

The long-term value of the HIT strategy has been consistent – responsible investing in high credit quality multifamily securities that generate impact investments in affordable housing while providing investors with an income advantage without exposure to corporate bonds.

Short term relative performance can fluctuate given capital market sentiment and dynamics, such as in the 4th quarter. Agency multifamily securities in which the HIT specializes experienced spread tightening to swaps, consistent with broader credit markets. Within the multifamily MBS market, construction loans outperformed permanent multifamily securities, providing excess returns over Treasuries, but not enough to keep pace with corporate bond performance. With equity markets closing the year at all-time high levels, low grade credit fixed income sectors heavily outperformed high-grade credit, and corporate bond spreads finished the year near all-time historic lows. As the HIT does not invest in corporate bonds and is overweight spread-based assets, periods in financial markets when low grade credit corporate bonds outperform and swap spreads widen at the same time can lead to HIT short-term relative performance volatility. For the fourth quarter of 2019, HIT’s gross and net returns were -0.34% and -0.43%, respectively, compared to 0.18% for the benchmark. Over longer-term periods, gross returns exceeded the Barclays Aggregate for the 3-, 5-, and 10-year periods by 3, 16, and 25 bps, respectively.

The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate and its AAA Component are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

The HIT believes the value and performance of the HIT’s strategy over the long run is substantiated when adjusting for the credit quality of the HIT compared to the Barclays Aggregate. The portfolio’s relative return exceeded the AAA component of the Barclays Aggregate over the year by 148 bps on a gross basis and by 111 bps on a net basis. Over longer periods, the value of the HIT’s yield advantage, capital preservation through high grade credit investments, and no corporate bond exposure becomes more evident when comparing relative returns to the AAA component of the Index.

Risk Comparison December 31, 2019	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE
U.S. Government/Agency/AAA/Cash	93.56%	72.03%	100.00%	A & Below/Not Rated	1.86%	24.58%	0.00%
YIELD
Current Yield	3.10%	3.00%	2.73%	Yield to Worst	2.60%	2.31%	2.10%
INTEREST RATE RISK
Effective Duration	5.69	5.96	5.13%	Convexity	0.07	0.06	-0.16
CALL RISK
Call Protected	76%	73%	62%	Not Call Protected	24%	27%	38%

The HIT finished the year strong with seven newly originated construction investments in the 4th quarter providing $240 million in debt commitments helping finance $933 million in total development investment for 1,505 units, 437 of those affordable. As the HIT’s new direct construction loan commitments are funded, the fundamental value of the fund should continue to be enhanced, adding yield to the portfolio in a credit-safe way.

Positive contributions to HIT’s 4th quarter relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.
●	Performance by agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries tightened. Spreads for FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened to Treasuries by 1.3 and 8.4 bps, respectively. Fannie Mae DUS security spreads tightened on longer maturity structures, with the benchmark 10/9.5s tightening by 1.3 bps. The HIT had a combined 17.8% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 24.3% in fixed-rate single-asset DUS securities of various structures at the end of December, while there were no such securities in the Barclays Aggregate.
●	The portfolio’s slightly short relative duration as Treasury rates increased across the mid and long end of the yield curve. While the two-year rate fell by 5 bps, the five, 7-, 10- and 30-year rates increased by 15, 22, 25, and 28 bps, respectively.

Negative impacts to HIT’s 4th quarter relative performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 242 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.1% of the index as of December 31, 2019.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 25, 88, 195 and 295 bps, respectively. Approximately 96% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to 72% for the Barclays Aggregate at the end of September.
●	The portfolio’s overweight to spread-based assets as swap spreads widened across all maturities. Two-, 5-, 7-, and 10-year spreads increased by 11, 8, 7, and 8 bps, respectively. At the end of December, 94.4% of the HIT’s portfolio was invested in spread-based assets (5.6% in cash/cash equivalents and Treasuries) compared to 60.4% spread assets in the Barclays Aggregate (39.6% in Treasuries).

●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index, with a 62-bps excess return. The HIT was underweight to this sector with a 14.6% allocation versus 27.0% in the Barclays Aggregate at the end of December.

Macro Factors Driving Markets

Domestic and global risk appetite continued in the 4th quarter, driving US equity markets to historic high market capitalizations. Growth momentum and risk sentiment were influenced by optimism of lower trade tariffs surrounding a Phase 1 trade deal between the US and China. Expectations are high for growth fundamentals to improve in business investment and manufacturing, creating market challenges if they don’t materialize.

●	Expectations regarding risk of recession eased from the 3rd quarter with healthy gains in the labor market, housing market sales and prices picking up, and consumer spending over the holidays carrying the US economy forward.
●	A US-China Phase 1 trade deal was announced removing uncertainty from the market and building expectations for higher GDP output and corporate earnings growth.
●	Global growth slowdown fears ebbed with production indicators moving higher, but the IMF continues to warn growth remains “sluggish” as they persistently downgrade forecasts and expect 2019 global GDP to fall to 2.9% with 2020 growth only slightly higher.
●	Central banks remained accommodative to risk investment returns with the Federal Reserve cutting short term interest rates by 75 bps in 2019 to 1.50 – 1.75% target range in support of economic growth. During the 4th quarter, they signaled a prolonged pause to see how the economic data develops. In addition, their balance sheet stopped normalizing and began expanding again as the Fed injected cash into the short term repo funding markets to support liquidity.

The Yield Curve - Treasuries

Interest rates throughout the year traded in a volatile range given investors’ anxiety over global growth and geopolitical outcomes. Central banks acted to reverse a worsening growth outlook by easing monetary policy, projecting longer periods of negative rates, and expanding asset purchases. The outlook for growth and inflation should remain subdued in support of the current level of interest rates.

●

The yield curve steepened over the quarter with short term interest rates declining and long term rates rising, signaling a pick up in growth expectations. During the quarter,

Source: Bloomberg

the two-year rate fell by 5 bps, while the five, 7-, 10- and 30-year rates increased by 15, 22, 25, and 28 bps, respectively.

●	The Federal Reserve kept the effective Fed Funds rate unchanged in the 4th quarter. Comments by Chairman Powell suggest the Fed is willing to allow inflation to run above its long term projected target of 2%, putting the odds of a near term rate hike very low with markets pricing in no change in rates in 2020.
●	The amount of negative yielding global sovereign debt declined to $11.3 trillion but the reach for positive yielding assets is likely to continue. Foreign demand for Treasuries in this environment will likely keep rates from rising materially in the near term, offsetting the widening fiscal deficit and issuance.
●	While inflation expectations rose during the quarter, personal consumption expenditures and wholesale prices were stable at 1.5% and 1.3% year over year, respectively. Short term inflation risk seem muted.

Source: Bloomberg

Investment Grade Spreads: Multifamily

Spreads to Treasuries across investment grade fixed income sectors tightened in the 4th quarter, finishing the year on a strong note.  Risk appetite fueled by supportive monetary policy, improvement in some global growth fundamentals, and tensions easing regarding trade between the world’s two largest economies drove US equity indexes to all-time historic record highs.  This led to tighter risk premiums in spread assets, in particular lower credit quality investments that materially outperformed AAA equivalents as investors reached for yield at the expense of credit risk.  Mortgage security spreads benefited from investor appetite as market participants looked to invest capital at higher yields with attractive risk-return profiles.

●	FHA and agency multifamily securities experienced broad demand for their attractive risk-return profiles following general credit sectors tightening to swaps. GNMA construction securities the HIT specializes in outperformed other agency multifamily sectors to the benefit of performance. But convexity selling pressures resulted in swap spreads widening over the quarter, leading assets that price to this curve to underperform other spread sectors.
●	The corporate bond sector closed 2019 with one of the best performance years on record, generating excess returns over Treasuries in the 4th quarter of 242 bps and 676 bps for the year.  Investment grade corporate spreads sit near historically tight levels with many analysts and investors seeing limited relative value given the rich valuations.

●	The technical increase in supply from prepayments in the residential sector have been met with investor capital demand resulting in spread tightening in the 4th quarter. For the year, agency multifamily securities outperformed single family MBS as the cash flow stability within multifamily securities due to call protection provided better option-adjusted yield spreads in the lower interest rate environment benefiting excess returns.

We believe multifamily investments – specifically construction-related direct loans and GNMA construction and permanent securities – represent an attractive investment opportunity as spreads are valued near the wider ranges relative to corporate bonds and Treasuries.

Source: BarclaysLive

Source: HIT and Securities Dealers

Market Outlook

Expectations for a resurgence in global growth are being priced into asset valuations going into 2020. The recession fears that surfaced in the 3rd quarter have receded as signs of continued consumer spending, wage growth, low unemployment rates, and continued robust housing market activity improved the outlook. Accommodative monetary policy from central banks has supported the growth outlook and risk-based asset prices. Inflation expectations have risen recently, but inflation gauges remain below the Fed’s 2% target and will likely influence a prolonged pause in monetary policy, keeping rates lower barring any changes in available data. The market has priced the odds of any rate hike over the next 12-months very low, which should continue to anchor interest rates. Moreover, the stock of negative yielding assets remains large at $11 trillion and foreign investors continue to support US sovereign debt, providing additional support to interest rates.

Potential Risks to the Growth Outlook:

Within rising investor risk sentiment and lofty expectations there are real risks with the potential to knock the expansion off track:

●	Optimism for a rebound in business spending and industrial production could fail to materialize jeopardizing the growth outlook
●	It is an election year and any hopes of real structural trade reform past the Phase 1 deal between the US and China are very low. Any deterioration in this relationship poses a market risk.
●	Earnings growth was effectively flat in 2019 and earnings multiples in equity markets are reflecting positive results in 2020. Disappointment to expectations could pressure risk markets lower leading to a flight to quality.
●	50% of the corporate bond index within the Barclays Aggregate is rated BBB. Given the economic expansion is the longest on record, the risk of credit losses and deteriorating corporate balance sheets could lead to substantial downgrades when a cyclical slowdown materializes.

In this environment of stretched valuations in lower credit sectors and growth uncertainty, the HIT is positioned well, providing capital preservation with superior credit, better yield, and diversification away from investment grade corporate bonds. Furthermore, agency multifamily securities in FHA product offer attractive risk/return relative value to credit-equivalent corporate bonds and Treasuries. They remain a prudent opportunity to add yield and spread without taking any appreciable credit risk and the HIT expects to continue to actively invest capital in directly sourced securities and direct construction loan impact investments growing the volume responsible development deals thus generating more union construction jobs and benefits in the process. These investments will drive higher incremental income over time and add value to our portfolio without sacrificing quality. Given that economic, demographic and fundamental trends continued to support the multifamily market, combined with the major affordability crisis in major cities across the country, the opportunities to further the HIT mission and add value to our investors looks optimistic.

The HIT will continue to endeavor to execute and build on its long-standing strategy while seeking ways to help deliver more value to its participants.

Market Data

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.79%	0	6.48
Agencies	0.49%	76	4.57
Single family agency MBS (RMBS)	0.71%	62	3.21
Corporates	1.18%	242	7.89
Commercial MBS (CMBS)	-0.33%	6	5.31
Asset-backed securities (ABS)	0.39%	-3	2.13

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/19	12/31/19	Change
3 Month	1.807%	1.544%	-0.264%
6 Month	1.813%	1.578%	-0.235%
1 Year	1.745%	1.566%	-0.179%
2 Year	1.622%	1.569%	-0.053%
3 Year	1.560%	1.609%	0.049%
5 Year	1.544%	1.691%	0.147%
7 Year	1.613%	1.831%	0.218%
10 Year	1.665%	1.917%	0.253%
30 Year	2.111%	2.390%	0.279%
Source: Bloomberg L.P.

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Portfolio Data as of December 31, 2019

Net Assets	$6,554.93 million
Portfolio Effective Duration	5.686 years	Convexity	0.072
Portfolio Average Coupon	3.20%	Maturity	10.15 years
Portfolio Yield to Worst[1]	2.60%	Portfolio Current Yield[1]	3.10%
Number of Holdings	945	Average Price	103.76

Sector Allocations: 2

Multifamily MBS	75.20%	CMBS – Agency Multifamily*	68.83%
Agency Single-Family MBS	17.51%	Agency Single-Family MBS	17.51%
U.S. Treasury	4.19%	U.S. Treasury Notes/Bonds	4.19%
AAA Private-Label CMBS	1.65%	State Housing Permanent Bonds	5.08%
Cash & Short-Term Securities	1.46%	State Housing Construction Bonds	1.07%
		Direct Construction Loans	1.86%
		Cash & Short-Term Securities	1.46%
		*Includes multifamily MBS (55.94%), MF Construction MBS (11.24%), and AAA Private-Label CMBS (1.65%).
Quality Distribution: [4]		Geographical Distribution of Long-Term Portfolio:[3]
U.S. Government or Agency	89.95%
AAA	2.15%	West	8.60%
AA	4.58%	Midwest	19.15%
A	0.00%	South	16.96%
Not Rated	1.86%	East	14.74%
Cash	1.46%	National Mortgage Pools	40.55%

Portfolio Duration Distribution, by Percentage in Each Category: [4]				Maturity Distribution (based on average life):
Cash	1.46%	5-5.99 years	9.67%	0 – 1 year	3.89%
0-0.99 years	14.69%	6-6.99 years	12.27%	1 – 2.99 years	7.66%
1-1.99 years	3.74%	7-7.99 years	12.56%	3 – 4.99 years	12.09%
2-2.99 years	7.42%	8-8.99 years	7.14%	5 – 6.99 years	29.51%
3-3.99 years	9.68%	9-9.99 years	4.54%	7 – 9.99 years	33.83%
4-4.99 years	9.20%	Over 10 years	7.63%	10 – 19.99 years	8.96%
				Greater than 20 years	4.07%

1The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

4 Based on total investments and including unfunded commitments.